Commitments and contingencies (Tables)	12 Months Ended
Mar. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Schedule of capital commitments and contingent liabilities

	2021	2020
	£m	£m
Future capital expenditure
Contracted for but not provided	2,716	2,629
Energy purchase commitments¹
Less than 1 year	1,255	1,365
In 1 to 2 years	894	890
In 2 to 3 years	975	973
In 3 to 4 years	959	955
In 4 to 5 years	896	861
More than 5 years	10,805	11,314
	15,784	16,358
Guarantees²
Guarantee of sublease for US property (expires 2040)	149	173
Guarantees of certain obligations of Grain LNG (expire up to 2025)	33	34
Guarantees of certain obligations for construction of HVDC West Coast Link (expected expiry 2059)	85	92
Guarantees of certain obligations of National Grid North Sea Link Limited (various expiry dates)²	584	683
Guarantees of certain obligations of St William Homes LLP (various expiry dates)³	53	30
Guarantees of certain obligations of National Grid IFA 2 Limited (expected expiry 2022)²	170	564
Guarantees of certain obligations of National Grid Viking Link Limited (expected expiry 2024)	1,276	1,096
Other guarantees and letters of credit (various expiry dates)	486	150
	2,836	2,822
1.    Energy purchase commitments relate to contractual commitments to purchase electricity or gas that are used to satisfy physical delivery requirements to our customers or for energy that we use ourselves (i.e. normal purchase, sale or usage) and hence are accounted for as ordinary purchase contracts (see note 32(f)). Details of commodity contract derivatives that do not meet the normal purchase, sale or usage criteria, and hence are accounted for as derivative contracts, are shown in note 17(b).
2.    Included within total guarantees are guarantees to both joint ventures and Engineering, Procurement and Construction contractors regarding the construction of interconnectors of £136 million (2020: £358 million).
3.    Includes guarantees to related parties.